Supplement to PREMIER Accumulation Life Prospectus
to Prospectus dated May 1, 2007, as supplemented

Supplement dated October 1, 2013

Effective October 1, 2013, Symetra Investment Services, Inc. (“SIS”) is no longer an affiliated broker-dealer of Symetra Life Insurance Company.

Therefore, the third paragraph under Distribution (Principal Underwriter) found on page 28 of the prospectus is deleted in its entirety.